EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven L. Moreno, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, this quarterly report on Form 10-Q of SKM Media Corp. for the period ending September 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o (d)) and that information contained in such report fairly represents, in all material respects, the financial condition and results of operations of SKM Media Corp.

/s/ Steven L. Moreno
By: Steven L. Moreno
Title:	Chief Executive Officer and President (Principal Executive Officer)

Date: November 13, 2012